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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in the Registration Statement Nos. 333-84534 of Plumas Bancorp of our report dated July 7, 2004 relating to the financial statements and supplemental schedules of Plumas Bank 401(k) Profit Sharing Plan as of and for the years ended December 31, 2003 and 2002 which appear in this Form 11-K.

                                                    /s/ Perry-Smith LLP
                                                    -------------------

Sacramento, California
July 7, 2004